Filed Pursuant to Rule 497(a)
File No. 333-184407

How will you position your portfolio for rising interest rates?

Finding dependable sources of meaningful income can be challenging in today’s low interest rate environment. Not only are yields of many traditional fixed-income investments low, but their value may decline as interest rates rise. Franklin Square provides access to alternative credit investments, such as senior secured loans, that are designed to help address these challenges.

Senior secured loans may provide consistent income and...

•  There are two potential sources of return for senior secured loans: income from regular interest payments (income return) and appreciation in value (price return). The combination of these returns is known as “total return.”

•  As illustrated below, the loan market has only experienced a negative total return in one out of the last 22 years — in 2008 during the financial crisis.

Help protect against rising interest rates

•  Senior secured loans typically have floating interest rates, meaning the interest rate periodically adjusts, or “floats”, as interest rates change.

•  During periods of rising interest rates, senior secured loans tend to be more stable than traditional fixed income investments. However, during periods of declining interest rates, senior secured loans may underperform traditional fixed income investments.

AVERAGE ANNUAL TOTAL RETURN OVER THE LAST 22 YEARS1	AVERAGE TOTAL RETURNS DURING PERIODS OF RISING INTEREST RATES2

Senior secured loans are typically made to below investment grade companies (commonly referred to as “high yield” securities or “junk bonds”) and may have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Senior secured loans may be illiquid and hard to value.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Securities offered through FS2 Capital Partners, LLC (“FS2 Capital”) (member FINRA/SIPC). FS2 Capital is an affiliated broker dealer that serves as the wholesaling distributor of funds sponsored by Franklin Square Capital Partners. This is neither an offer to sell nor a solicitation of an offer to buy securities involving the assets described herein. An offering is made only by a prospectus. A copy of the applicable prospectus is available free of charge by contacting FS2 Capital Partners, LLC at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by phone at 877-372-9880. This sales and advertising literature must be read in conjunction with the applicable prospectus and reports filed with the Securities and Exchange Commission (the “SEC”), in order funds to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any other state securities regulator has approved or disapproved of these securities or determined if any related prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK FACTORS

An investment in the securities of investment funds sponsored by Franklin Square involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in such securities involves; however, investors should carefully consider all of the information found in the section of the applicable prospectus entitled “Risk Factors” before deciding to invest in such securities.

•	Because there is no public trading market for shares of the funds and the funds are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that investors will be able to sell their shares. While the funds intend to conduct quarterly tender offers for their shares, only a limited number of shares will be eligible for repurchase and the funds may suspend or terminate their repurchase programs at any time.
•	Investors may not receive distributions or the funds’ distributions may not grow over time. The funds may pay distributions from offering proceeds, borrowings or the sale of assets and the funds have not established limits on the amount of funds that they may use from net offering proceeds or borrowings to make distributions. Distribution proceeds may exceed the funds’ earnings, and, therefore, portions of the distributions that they make may represent a return of capital for tax purposes.
•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the funds’ operating results.
•	A lack of liquidity in certain of the funds’ investments may adversely affect the funds’ business.
•	The funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on their investments.
•	The funds may borrow funds to make investments, which would increase the volatility of their investments and may increase the risks of investing in their securities.
•	The funds have limited operating histories and are subject to the business risks and uncertainties associated with any new business.
•	These are “best efforts” offerings and if the funds are unable to raise substantial funds, then they will be more limited in the number and type of investments they make.

FS2 Capital is an affiliate of the investment advisers to Franklin Square’s funds and serves or has served as the dealer manager for the public offerings of shares by Franklin Square’s funds. These relationships may create conflicts in connection with FS2 Capital’s due diligence obligations under the federal securities laws. FS2 Capital is or was, as applicable, entitled to compensation in connection with the public offerings of Franklin Square’s funds, including receiving selling commissions (which are or were, as applicable, generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in such offerings. FS2 Capital is or was, as applicable, also reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offerings. In addition, the investment advisers to Franklin Square’s funds and their affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

1	Source: Credit Suisse Leveraged Loan Index (“CSLLI”).
2	Source: Bloomberg, as of 12/31/2013. Periods shown represent periods during which the U.S 10-year treasury yield increased by 50 basis points or more. The periods include: 1/28/94–5/9/94, 8/17/94–11/7/94, 7/7/95–8/23/95, 1/31/96–6/28/96, 9/30/98–1/21/00, 11/7/01–4/1/02, 6/13/03–9/2/03, 3/22/04–6/14/04, 6/27/05–6/27/06, 3/17/08– 6/13/08, 12/30/08–6/10/09, 11/30/09–4/5/10, 10/8/10–2/8/11, 9/22/11–10/27/11, 1/31/12–3/19/12, 7/24/12–9/14/12, and 5/1/13–12/31/13. Indices used: Senior Secured Loans: CSLLI. The CSLLI is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Leveraged loans are subject to three major risk factors, which include interest rate risk, credit risk and liquidity risk. U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index. The Bank of America Merrill Lynch U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. Corporate Bonds: Barclays U.S. Aggregate Total Return Value Index. The Barclays U.S. Aggregate Total Return Value Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Bond investing involves significant risks including interest rate risk and credit risk, that may result in the loss of principal. High Yield Bonds: Bank of America Merrill Lynch U.S. High Yield Index. The Bank of America Merrill Lynch U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

2929 Arch Street, Suite 675 Philadelphia, PA 19104 877-372-9880 www.franklinsquare.com

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